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                                                                   Exhibit 10.14

                       STANDARD TERMS AND CONDITIONS FOR
         ROUNDHEAVEN INTERNET DATA CENTER AND MANAGED HOSTING SERVICES

THIS AGREEMENT date for reference the 1 day of February, 2001 (the "Effective Date")

BETWEEN:

                  ROUNDHEAVEN COMMUNICATIONS CANADA INC., a federal company with its head office at Suite 2323, Three Bentall Centre, 595 Burrard Street, P.O. Box 49336, Vancouver, B.C., Canada V7X 1L4 ("RoundHeaven")

AND:

                  Sport Inc., a company incorporated in the province [state] of Delaware with it head office at 120-1050 West Pader ("Customer"); Vancouver B.C. V6E 357

WITNESSES THAT WHEREAS:

Customer wishes to install or have installed Customer's System (as defined below) at a RoundHeaven data center and to have RoundHeaven perform services identified in Service Orders and Statements of Work during the term of this Agreement; and

RoundHeaven is prepared to install or permit the installation of Customer's System and to provide the Services on the terms and subject to the conditions set out below;

NOW THEREFORE in consideration of the mutual premises and covenants herein, the parties hereby covenant and agree as follows:

1. DEFINITIONS

Unless the context requires otherwise the following terms shall have the meanings set out below:

"AGREEMENT" means these Standard Terms and Conditions, Schedules to these Standard Terms and Conditions, Specifications, Orders and Statements of Work.

"AUTHORIZED PERSONNEL" means up to two Customer employees or representatives that the Primary Contact identifies to RoundHeaven in writing from time to time as being authorized to physically attend at the Facility and to enter the Customer's Area. An individual will only be considered Authorized Personnel:

         a) once he or she has provided RoundHeaven with the information to be used to verify his or her identity at the Facility; or

         b) for specific visits to the Facility, once the Primary Contact has provided RoundHeaven with the information about the individual that will attend at the Facility including his or her estimated time of arrival, provided that Customer has authorized this method of designating Authorized Personnel.

"BANDWIDTH" means Internet connectivity as described in the Specification of Bandwidth Services.

"CONFIDENTIAL INFORMATION" means all trades secrets and other information not generally known to the public, and owned by one of the parties, or by any company affiliated to one of the parties, or by any of their respective suppliers, customers or other business associates. It includes without limitation, all feature sheets and Specifications, pricing information, inventions, discoveries, processes, algorithms, source code, customer, financial information, legal, corporate, marketing, personnel, product, research, supplier, technical, and other non-public information, in whatever form or media, specifically identified as confidential prior to or at the time of its disclosure.

"CUSTOMER'S AREA" means the space within the Facility allocated by RoundHeaven from time to time for Customer's System.

"CUSTOMER HARDWARE" means hardware and accessories identified in a Customer Equipment Form as being owned by Customer (whether acquired prior to the execution of this Agreement or under the terms of this Agreement) that is installed, or is to be installed in Customer's Area.

"CUSTOMER SOFTWARE" means software identified in a Customer Equipment Form as being owned by Customer or licensed to Customer by a person other than RoundHeaven and is installed or is to be installed in Customer Hardware or Leased Hardware.

"CUSTOMER'S SYSTEM" means collectively the Customer Hardware, Leased Hardware, Customer Software and Licensed Software.

"DISPUTE" has the meaning set out in paragraph 10.1.

"EMERGENCY SERVICES" means services that RoundHeaven personnel reasonably determine are required from time to time to maintain the integrity of Customer's System.

"EVENT" means an event or series of events which individually or collectively are deemed to constitute a failure to meet a Service Level.

"FACILITY" means the RoundHeaven Vancouver Data Center located at 555 West Hastings Street, Vancouver, B.C.

"FACILITY SERVICES" means the provision of Customer's Area, power and environmental controls for Customer's Area, janitorial services and Physical Security for the Facility as described in the Specifications.

"INITIAL TERM" means the term for which monthly recurring services shall be provided commencing on the monthly recurring services start date set out in the Order.

"LEASED HARDWARE" means the items of hardware and their accessories identified in a Customer Equipment Form as being leased to Customer by RoundHeaven. RoundHeaven may replace items of leased hardware and accessories from time to time, provided that it provides written notice to Customer that it has done so and provided that any such substitution does not substantially diminish the technical parameters of the Services.